Exhibit 99.1

Foundation Bancorp, Inc. and Pacific Continental Corporation Announce Election Deadline

Foundation Bancorp, Inc. (OTCPink: FDNB) (“Foundation”) and Pacific Continental Corporation (NASDAQ: PCBK) (“Pacific Continental”) announced today an election deadline of 5 p.m. Pacific Standard Time, Monday, August 29, 2016 (“Election Deadline”) for shareholders of Foundation to elect the form of consideration they wish to receive in connection with the proposed merger of Foundation with and into Pacific Continental (“Merger”), in accordance with the terms of the merger agreement entered into between the parties on April 26, 2016 (the “Merger Agreement”).

As previously announced, Foundation stockholders are entitled to receive consideration in connection with the Merger consisting of either (1) cash in an amount equal to $12.50 per share or (2) 0.7911 shares of Pacific Continental common stock for each issued and outstanding share of Foundation common stock. Foundation shareholders may elect the type of consideration (either cash, Pacific Continental common stock or a combination) that they will receive, subject to the proration and allocation procedures set forth in the Merger Agreement. Shareholders of Foundation are reminded that if they wish to make an election, they must complete, sign and return the Letter of Transmittal and Election Form to Computershare Trust Company, N.A., the exchange agent, by the Election Deadline. The documents necessary for Foundation shareholders to make an election for their Merger consideration were mailed on July 29, 2016.

A special meeting of the shareholders of Foundation is being held on August 30, 2016 for purposes of considering and voting on a proposal to approve the Merger. The closing of the Merger is subject to the approval of Foundation’s shareholders and other customary closing conditions. Foundation shareholders are reminded to vote before the registered shareholder proxy cut-off time of 1:00 a.m., Pacific Standard Time, on August 30, 2016.

Foundation shareholders who have questions regarding the election procedures or who wish to obtain copies of the election materials, may contact Georgeson Inc., the information agent, at (888) 607-9107 (toll-free).

About Foundation Bank

Foundation Bancorp, Inc. is a bank holding company based in Bellevue, Washington, that operates Foundation Bank, a locally owned, full service, state chartered commercial bank. Foundation Bank has been serving the greater Puget Sound region since 2000. Since its founding, Foundation has built its reputation on high-touch relationship banking serving the greater Puget Sound region.

About Pacific Continental Bank

Pacific Continental Bank, the operating subsidiary of Pacific Continental Corporation, delivers highly personalized services through 14 banking offices in Oregon and Washington. The Bank also operates loan production offices in Tacoma, Washington and Denver, Colorado. Pacific Continental, with $2.0 billion in assets, has established one of the most unique and attractive metropolitan branch networks in the Pacific Northwest with offices in three of the region’s largest markets including Seattle, Portland and Eugene. Pacific Continental targets the banking needs of community-based businesses, health care professionals, professional service providers and nonprofit organizations. Since its founding in 1972, Pacific Continental Bank has been honored with numerous awards and recognitions from highly regarded third-party organizations including The Seattle Times, Portland Business Journal, Seattle Business magazine and Oregon Business magazine. A complete list of the company’s awards and recognitions – as well as supplementary information about Pacific Continental Bank – can be found online at therightbank.com. Pacific Continental Corporation’s shares are listed on the Nasdaq Global Select Market under the symbol “PCBK” and are a component of the Russell 2000 Index.

Additional Information for Shareholders

This communication is being made in respect of the proposed merger transaction involving Pacific Continental and Foundation. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. On July 29, 2016, Pacific Continental filed with the Securities and Exchange Commission a Registration Statement on Form S-4 that includes a Proxy Statement of Foundation, and a Prospectus of Pacific Continental, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Pacific Continental and Foundation, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from Pacific Continental at www.therightbank.com under the tab “Investor Relations” and then under the heading “Financials – SEC Filings”, or from Pacific Continental’s Investor Relations, by calling 541-686-8685. Pacific Continental and Foundation and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Foundation in connection with the proposed merger. Information about the directors and executive officers of Pacific Continental is set forth in the proxy statement for Pacific Continental’s 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 15, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus and other relevant documents regarding the proposed Merger filed with the SEC on July 29, 2016. Copies of these documents may be obtained free of charge from the sources described above.

Forward-Looking Statement Safe Harbor

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction involving Pacific Continental and Foundation, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, expectations regarding the timing of the closing of the transaction and its impact on Pacific Continental’s earnings, expectations regarding pro forma combined assets, loans and deposits and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including but not limited to the following: the possibility that the merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Pacific Continental Corporation and Foundation operate; the ability to promptly and effectively integrate the businesses of Pacific Continental Bank and Foundation; the reaction to the transaction of the companies’ customers, employees, and counterparties; and the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. Pacific Continental Corporation undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this release. This statement is included for the express purpose of invoking PSLRA’s safe harbor provisions.